Exhibit 10(a)  INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-50545 of Lincoln Benefit Life Variable Annuity Account (the "Account") of Lincoln Benefit Life Company (the "Company") on Form N-4 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement described in Note 12) for the year ended December 31, 2002, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 7, 2003 relating to the financial statements of the Account also appearing in such Statement of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  10, 2003

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Exhibit 10(b) Consent of Attorneys


Christopher S. Petito                                         202-965-8152


                                                              April 11, 2003


Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska  68501-0469

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 8 to the Registration Statement No. 333-50545 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                    Very truly yours,

                                    Jorden Burt LLP

                                         /s/ Christopher S. Petito
                                    By:-----------------------------
                                            Christopher S. Petito